UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

BLUE CAPITAL REINSURANCE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-36169	98-1120002
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House

100 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 278-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1.00 per share	BCRH and BCRH.BH.	New York Stock Exchange and Bermuda Stock Exchange

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this Current Report on Form 8-K to the extent required by Item 3.03 is incorporated by reference in this Item 3.03.

Item 8.01	Other Events

As previously disclosed on July 25, 2019, the Board of Directors (the “Board”) of Blue Capital Reinsurance Holdings Ltd. (the “Company”) decided to cease the Company’s active operations and pursue an orderly run-off of the Company’s liabilities and in-force portfolio and return capital to shareholders as the Company winds up its operations. In light of the Board’s decision, on October 25, 2019, the Bermuda Monetary Authority (“BMA”) amended the license of the Company’s wholly-owned subsidiary, Blue Capital Re Ltd. (“Blue Capital Re”) to include the following restrictions:

1)    Blue Capital Re shall not, without obtaining the prior written approval of the Bermuda Monetary Authority, effect any contracts of insurance or reinsurance.

2)    Blue Capital Re shall not, without obtaining prior written approval of the BMA, declare and/or pay any dividends and/or make any capital contributions to Blue Capital Re’s parent, shareholders or affiliates.

The Company is dependent upon dividends and distributions from its subsidiaries, including Blue Capital Re. Blue Capital Re intends to seek the BMA’s advance approval of each planned distribution to the Company’s shareholders. To the extent Blue Capital Re is unable to obtain the BMA’s approval, such shareholders’ distributions may be prevented or delayed until such time as Blue Capital Re receives the BMA’s approval.

The Company is amending as follows the additional risk factor entitled “Regulatory restrictions on distributions and the return of capital may impact our ability to fund future distributions to shareholders” listed in its Current Report on Form 8-K filed on July 25, 2019 to update the risk factor previously disclosed in such Current Report on Form 8-K.

Regulatory restrictions on distributions and the return of capital may impact our ability to fund future distributions to shareholders.

In order to distribute capital to our shareholders when it becomes available after the settlement of existing liabilities and expenses, the Company will be reliant on the ability of its subsidiary, Blue Capital Re Ltd., to dividend adequate funds to the Company. Under Bermuda law, after October 25, 2019, Blue Capital Re Ltd. may not pay any dividend to the Company without prior approval from the Bermuda Monetary Authority. We cannot offer any assurance that we will receive such approval from the BMA. Absent receipt of dividends from Blue Capital Re Ltd., the Company’s ability to make distributions to the Company’s shareholders may be prevented or delayed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CAPITAL REINSURANCE HOLDINGS LTD. (Registrant)

October 28, 2019	By:	/s/ John V. Del Col
Date	Name: Title:	John V. Del Col Secretary